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                            THE COVENTRY FUNDS TRUST

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-800-282-5706

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

                            as amended May 12, 2006

This Statement of Additional Information ("SAI") describes four investment portfolios (each a "Fund" and collectively the "Funds") of The Coventry Funds Trust (the "Trust"). The Funds are:

     -    Fifth Third Quality Growth VIP Fund;

     -    Fifth Third Balanced VIP Fund;

     -    Fifth Third Mid Cap VIP Fund; and

     -    Fifth Third Disciplined Value VIP Fund.

Prior to the date of this SAI, the Trust was named "Variable Insurance Funds."

The Trust offers an indefinite number of transferable units ("Shares") of each Fund. Shares of the Funds may be sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts ("Variable Contracts") issued by the insurance companies. Shares of each Fund also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser and sub-adviser (if applicable) of the Funds but only in connection with the creation or management of Fund. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners").

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by the Prospectus of the Funds, dated May 1, 2006, as supplemented from time to time. This SAI contains more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. This SAI incorporates the Funds' financial statements and related notes and auditors reports from the Funds' annual reports for the fiscal year ended December 31, 2005, and is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning the toll free number set forth above.

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                                TABLE OF CONTENTS

[to be revised]

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INVESTMENT OBJECTIVES AND POLICIES ......................................     1

Bank Obligations ........................................................     1

Commercial Paper ........................................................     2

Variable Amount Master Demand Notes .....................................     3

Variable and Floating Rate Demand Notes .................................     3

Short-Term Obligations ..................................................     3

Corporate Debt Securities ...............................................     3

Foreign Investments .....................................................     5

Securities Of Foreign Governments And Supranational Organizations .......     6

Currency Swaps ..........................................................     6

Foreign Currency Transactions ...........................................     7

Hybrid Instruments ......................................................     8

Funding Agreements ......................................................    10

Standard Poor's Depositary Receipts .....................................    10

U.S. Government Obligations .............................................    10

Options .................................................................    11

Forward Commitments, When-Issued and Delayed-Delivery Securities ........    13

Mortgage-Related and Asset-Backed Securities ............................    14

Illiquid and Restricted Securities ......................................    16

Investment Companies ....................................................    16

Lending of Portfolio Securities .........................................    16

Convertible Securities ..................................................    17

Warrants ................................................................    18

Repurchase Agreements ...................................................    18

Reverse Repurchase Agreements and Dollar Roll Agreements ................    18

Futures Contracts and Options Thereon ...................................    19

INVESTMENT RESTRICTIONS .................................................    20

Disclosure of Portfolio Holdings ........................................    21

Portfolio Turnover ......................................................    22

NET ASSET VALUE .........................................................    23
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                                TABLE OF CONTENTS
                                   (continued)

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Valuation of the Funds ..................................................    23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..........................    24

MANAGEMENT OF THE TRUST .................................................    25

Management Information ..................................................    25

Board of Trustees .......................................................    27

Trustee Compensation ....................................................    30

Investment Advisor ......................................................    30

Proxy Voting Policies and Procedures ....................................    36

Portfolio Transactions ..................................................    38

Federal Banking Law .....................................................    40

Administrator ...........................................................    40

Expenses ................................................................    41

Distributor .............................................................    41

Custodian, Transfer Agent and Fund Accounting Services ..................    42

Independent Registered Public Accounting Firm ...........................    43

Legal Counsel ...........................................................    43

Codes of Ethics .........................................................    43

ADDITIONAL INFORMATION ..................................................    44

Description of Shares ...................................................    44

Vote of a Majority of the Outstanding Shares ............................    45

Principal Shareholders ..................................................    45

Shareholder and Trustee Liability .......................................    45

Additional Tax Information ..............................................    46

Performance Information .................................................    49

Miscellaneous ...........................................................    50

FINANCIAL STATEMENTS ....................................................    51

APPENDIX ................................................................     i
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The Trust is an open-end management investment company which currently offers multiple separate portfolios. This SAI contains information about the Fifth Third Quality Growth VIP Fund ("Quality Growth VIP Fund"), the Fifth Third Balanced VIP Fund ("Balanced VIP Fund"), the Fifth Third Mid Cap VIP Fund ("Mid Cap VIP Fund"), and the Fifth Third Disciplined Value VIP Fund ("Disciplined Value VIP Fund"). The Funds are diversified series advised by Fifth Third Asset Management Inc. ("FTAM" or the "Adviser"), a subsidiary of Fifth Third Bank.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in a Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The Mid Cap VIP Fund has a non-fundamental investment policy obligating such Fund to commit, under normal market conditions, at least 80% of its assets to particular types of investments suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes. The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectuses.

Bank Obligations. The Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

The Funds may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time

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Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Although the Funds may invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by two nationally recognized statistical rating organization ("NRSRO") (e.g., A-2 or better by Standard & Poor's Ratings Services ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Investors Services ("Fitch") or, if not rated, determined to be of comparable quality to instruments that are so rated.

Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if the Adviser has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Variable Amount Master Demand Notes. The Quality Growth VIP Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness


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thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Demand Notes. The Quality Growth VIP Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

Short-Term Obligations. The Funds may invest in high quality short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Pending investment or to meet anticipated redemption requests, a Fund may invest without limitation in short-term obligations. For temporary defensive purposes, these investments may constitute 100% of a Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Corporate Debt Securities. The Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign


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issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of medium-grade securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Foreign Investments. The Funds may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, expropriation, and nationalization of assets. Such securities may be subject to greater fluctuations in price than


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securities issued by U.S. corporations or issued or guaranteed by the U.S.
Government, its agencies or instrumentalities. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. In addition, diplomatic developments could also affect the value of a Fund's investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additionally, the Funds may invest in countries with emerging economies. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at time nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in issues located in these countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations. Such changes also may affect the income and distributions to Shareholders of a Fund. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

For many foreign securities, U.S. dollar denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks and trust companies. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, the Mid Cap and Balanced Funds


                                       5

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can avoid currency risks during the settlement period for either purchase or sales by investing in ADRs rather than directly in foreign issuers' stock.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights. The Funds may invest in both sponsored and unsponsored ADRs.

Securities Of Foreign Governments and Supranational Organizations. The Funds may invest in U.S. dollar-denominated securities issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development (World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, and the African Development Bank. The Funds may also invest in "quasi-government securities" which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

Investing in foreign government and quasi-government securities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government. The values of foreign investments are affected by changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. In addition, investments in foreign countries could be affected by other factors not present in the United States, as discussed above in "Foreign Investments."

Currency Swaps. The Quality Growth VIP Fund may also enter into currency swaps for hedging purposes or to increase total return. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess will be segregated by the Fund. Inasmuch as these transactions are entered into for good faith hedging purposes, the Adviser believes that such obligations do not constitute senior securities as defined in the Investment Company Act of 1940, as amended


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("1940 Act") and, accordingly, will not treat them as being subject to the
Fund's borrowing restrictions.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique was not used.

The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Moody's. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Foreign Currency Transactions. The value of the assets of the Quality Growth VIP Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund also may hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward currency contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of

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the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Hybrid Instruments. The Quality Growth VIP Fund may invest in Hybrid Instruments. Hybrid Instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging its securities. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as structured security with an embedded put option, would be to give the Fund the desired European security exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will

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be successful, and the Fund could lose money, if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of the Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

Funding Agreements. With the exception of the Quality Growth VIP Fund, the Funds may purchase funding agreements, under which a Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. These agreements provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

Standard & Poor's Depositary Receipts. The Funds may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), such as the S&P 500. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, and instead holds securities in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Funds may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Options. The Funds may purchase put and call options on securities and securities indices and may write (sell) covered put and call options.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a Fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a Fund will forego the potential benefit represented by market appreciation over the exercise price.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Covered call options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Where a Fund may purchase put options, that Fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Forward Commitments, When-Issued and Delayed-Delivery Securities. The Funds may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, the Quality Growth VIP Fund may purchase and sell securities on a "forward commitment" basis. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will not pay for such securities or start earning interest on them until they are received.

When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will segregate cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of its commitment. It may be expected that a Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of the Fund's total assets.

When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. Each Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each Fund may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent that a Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Illiquid and Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by section 4(2) of the Securities Act of 1933 (the "1933 Act"). A Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Fund which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such section 4(2) securities, thus providing liquidity. The Adviser has been delegated the day-to-day authority to determine whether a particular issue of section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Adviser may deem section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Companies. The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to Shareholders of a Fund.

Lending of Portfolio Securities. In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund, it could experience delays in recovering its securities and possible capital losses. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees that permit each Fund to loan up to 33 1/3% of the value of its total assets.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds will invest in convertible securities that are rated "BBB" by S&P and "Baa" by Moody's, or higher, at the time of investment, or if unrated, are of comparable quality.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for the Funds, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, FTAM may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Warrants. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that the Adviser deem creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by a Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will segregate assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction.

Futures Contracts and Options Thereon. The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate, index, and may purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The value of a Fund's contracts may equal or exceed 100% of its total assets, although it will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the its net assets. Futures transactions will be limited to the extent necessary to maintain the qualification of these Funds as a regulated investment companies.

The Funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

                             INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION--Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval.

The Funds will not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     2. Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

     3. Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

     4. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

     5. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Fund; and

     6. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restriction is not a fundamental policy and therefore may be changed without the vote of a majority of the outstanding Shares of a Fund. Except as provided in the fundamental policies described above, the Funds may not purchase or otherwise acquire any securities if, as a result, more than 15% of a Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in such Fund's Prospectus, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about their portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Funds' Board of Trustees has adopted formal procedures governing compliance with these policies.

The Funds, or their duly authorized service providers, may publicly disclose holdings of a Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such services and departments before public disclosure is required provided the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement and a duty or undertaking to not trade on the basis of non-public information, or the Board has otherwise determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. The Funds also may provide this information to such services and departments, and to others, provided the portfolio holdings disclosed in the materials have previously been publicly disclosed.

Neither the Funds nor their service providers received any compensation from such services and departments. The Board and the CCO will periodically review the Funds' policy on the disclosure of the portfolio securities holdings of a Fund and may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board of Trustees any violations of a Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of a Fund's securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO and the Board must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement.

PORTFOLIO TURNOVER

Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. Each Fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rate for the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions.

The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                                 NET ASSET VALUE

The net asset value of each Fund is determined and the Shares of each Fund are priced as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day of the Trust (other than a day on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). A "Business Day" is a day on which the NYSE is open for trading. The NYSE generally is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

VALUATION OF THE FUNDS

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, if there have been no sales during such day, at the last sales price on any other exchange or trading system. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued on the basis of the mean between the last bid and ask quotes furnished by primary market makers for those securities. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued on the basis of their net asset values, subject to any applicable sales charge. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Funds is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time or to cease operations entirely.

                             MANAGEMENT OF THE TRUST

MANAGEMENT INFORMATION

The names of the Trustees, their addresses, dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                TERM OF OFFICE                               COMPLEX
      NAME, ADDRESS,           POSITION(S)        AND LENGTH     PRINCIPAL OCCUPATION(S)    OVERSEEN        OTHER TRUSTEESHIPS
    AND DATE OF  BIRTH       HELD WITH TRUST    OF TIME SERVED     DURING PAST 5 YEARS     BY TRUSTEE        HELD BY TRUSTEE*
    ------------------       ---------------    --------------   -----------------------   ----------       ------------------
NON-INTERESTED TRUSTEES
James H. Woodward            Trustee           Indefinite;       Chancellor, University        23       The Coventry Group
9201 University City Blvd.                     4/97 to present   of North Carolina at
Charlotte, NC 28223                                              Charlotte
Date of Birth: 11/24/1939
                                                                 7/89 to present

Michael Van Buskirk          Trustee and       Indefinite;       Chief Executive               23       The Coventry Group
3435 Stelzer Road            Chairman of the   4/97 to present   Officer, Ohio Bankers
Columbus, OH 43219           Board                               Assoc. (industry trade
Date of Birth: 2/22/1947                                         association)
                                                                 5/91 to  present

Maurice Stark                Trustee           Indefinite;       Consultant, (part-time)       23       The Coventry Group
7662 Cloister Drive                            3/04 to present   Battelle Memorial
Columbus, OH 43235                                               Institute -- 1/95 to
Date of Birth: 9/23/1935                                         present

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                TERM OF OFFICE                               COMPLEX
      NAME, ADDRESS,           POSITION(S)        AND LENGTH     PRINCIPAL OCCUPATION(S)    OVERSEEN        OTHER TRUSTEESHIPS
    AND DATE OF  BIRTH       HELD WITH TRUST    OF TIME SERVED     DURING PAST 5 YEARS     BY TRUSTEE        HELD BY TRUSTEE*
    ------------------       ---------------    --------------   -----------------------   ----------       ------------------
Diane E. Armstrong(1)        Trustee           Indefinite;       Principal of King,            23       The Coventry Group
3435 Stelzer Road                              3/06 to present   Dodson Armstrong
Columbus, OH 43219                                               Financial Advisors,
Date of Birth: 7/12/1964                                         Inc. - 8/04 to present;

                                                                 Trustee of Financial
                                                                 Planning, Hamilton
                                                                 Capital Management -
                                                                 4/00 to 8/03

INTERESTED TRUSTEE
Walter B. Grimm(2)           Trustee           Indefinite;       Employee of BISYS Fund        23       American Performance Funds
3435 Stelzer Road                              4/97 to present   Services
Columbus, OH 43219                                               6/92 to 9/05                           The Coventry Group

Date of Birth: 6/30/1945                                                                                Legacy Funds Group

                                                                                                        Performance Funds Trust

                                                                                                        United American Cash
                                                                                                        Reserves

----------
*    Not reflected in prior column.

(1)  On March 22, 2006, Ms. Armstrong was elected to the Board of Trustees.

(2) Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, due to his previous employment with BISYS Fund Services, the Funds' distributor.

Executive Officers

                                                                            TERM OF OFFICE AND LENGTH      PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND DATE OF BIRTH        POSITION(S) HELD WITH TRUST             OF TIME SERVED             DURING PAST 5 YEARS
  --------------------------------     ---------------------------------   ---------------------------   ---------------------------
R. Jeffrey Young                       President                           Indefinite; 9/05 to present   Employee of BISYS Fund
3435 Stelzer Road                                                                                        Services (10/93 to present)
Columbus, OH 43219
Date of Birth: 8/22/1964

Alaina Metz                            Secretary                           Indefinite; 4/97 to present   Employee of BISYS Fund
3435 Stelzer Road Columbus, OH 43219                                                                     Services (6/95 to present)
Date of Birth: 4/4/1967

Rodney Ruehle                          Anti-Money Laundering Officer and   Indefinite; 8/04 to present   Employee of BISYS Fund
3435 Stelzer Road Columbus, OH 43219   Chief Compliance Officer                                          Services (8/95 to present)
Date of Birth: 4/26/1968

Aaron J. Masek                         Treasurer                           Indefinite; 10/05 to present  Employee of BISYS Fund
3435 Stelzer Road                                                                                        Services (3/97 to present)
Columbus, OH 43219
Date of Birth: 1/26/1974

Chris Sabato                           Assistant Treasurer                 Indefinite; 5/03 to present   Employee of BISYS Fund
3435 Stelzer Road Columbus, OH 43219                                                                     Services (2/93 to present)
Date of Birth: 12/15/1968

The officers of the Trust are "interested persons" (as defined in the 1940 Act) and receive no compensation directly from the Funds for performing the duties of their offices.

BOARD OF TRUSTEES

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Valuation Committee

The Board of Trustees has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Grimm, Masek, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board of Trustees has an Audit Committee, composed of the independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the adequacy and effectiveness of internal controls and procedures. Members of the Audit Committee receive additional compensation for serving on this Committee. The Audit Committee held two meetings last year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds' investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the Trust. The Nominating Committee met one time during the fiscal year ended December 31, 2005.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2005.

                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                  SECURITIES IN ALL REGISTERED
                                                INVESTMENT COMPANIES OVERSEEN BY
                       DOLLAR RANGE OF EQUITY    TRUSTEE IN FAMILY OF INVESTMENT
  NAME OF TRUSTEE     SECURITIES IN THE TRUST               COMPANIES
  ---------------     -----------------------   --------------------------------
James H. Woodward               None                          None
Michael Van Buskirk      $50,001 - $100,000              Over $100,000
Walter B. Grimm                 None                          None
Maurice Stark                   None                          None
Diane E. Armstrong              None                          None

As of April 1, 2006 the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Advisor, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies).

                         NAME OF OWNERS AND                                  VALUE OF    PERCENT OF
  NAME OF TRUSTEE     RELATIONSHIPS TO TRUSTEE   COMPANY   TITLE OF CLASS   SECURITIES      CLASS
  ---------------     ------------------------   -------   --------------   ----------   ----------
James H. Woodward               None               None         None           None         None
Michael Van Buskirk             None               None         None           None         None
Maurice Stark                   None               None         None           None         None
Diane E. Armstrong              None               None         None           None         None

No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Advisor or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

-    the Funds;

-    an officer of the Funds;

- an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

- an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

-    the Advisor or principal underwriter of the Funds,

-    an officer of the Advisor or principal underwriter of the Funds;

- a person directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds; or

- an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds.

TRUSTEE COMPENSATION

The Trust pays each Trustee who is not an employee of BISYS Fund Services ("BISYS") or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board of Trustees attended in person, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ended December 31, 2005, the Trust paid the following compensation to the Trustees of the Trust:

                                                     PENSION OR RETIREMENT   ESTIMATED ANNUAL   TOTAL COMPENSATION FROM FUNDS
                           AGGREGATE COMPENSATION    BENEFITS ACCRUED AS       BENEFITS UPON      AND FUND COMPLEX** PAID TO
NAME OF PERSON, POSITION          FROM FUNDS        PART OF FUND EXPENSES*      RETIREMENT                 TRUSTEES
------------------------   ----------------------   ----------------------   ----------------   -----------------------------
James H. Woodward,
Trustee                            $5,000                     --                    --                     $ 5,000

Michael Van Buskirk,
Trustee                            $5,000                     --                    --                     $21,000

Walter B. Grimm,
Trustee                            $1,250                     --                    --                     $ 1,250

Maurice Stark,
Trustee                            $5,000                     --                    --                     $21,000

Diane Armstrong,***
Trustee                                --                     --                    --                     $16,000

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consists of the Trust, Fifth Third Funds, and The Coventry Group.

***  Ms. Armstrong began serving as a Trustee effective March 22, 2006.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") receives fees from the Trust for providing certain administration, fund accounting and transfer agency services.

INVESTMENT ADVISER

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment advisory services are provided to each Fund by Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Investment Advisory Agreement").

Under the Investment Advisory Agreement, FTAM has agreed to provide, either directly or through one or more sub-advisors, investment advisory services for each of the Funds as described in the Prospectus and this SAI. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds is obligated to pay the Adviser a fee, computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of such: 0.70% for the Quality Growth VIP Fund, 0.80% for the Balanced VIP Fund, 0.80% for the Mid Cap VIP Fund, and 0.80% for the Disciplined Value VIP Fund. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Quality Growth VIP Fund incurred investment advisory fees equal to $33,851, $82,845, and $125,444, respectively, of which $27,220, $19,268 and $3,630, respectively, was waived or reimbursed by the Adviser. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Balanced VIP Fund incurred investment advisory fees equal to $9,680, $13,780 and $15,719, respectively, of which $9,680, $13,780 and
$15,719, respectively was waived or reimbursed by the Adviser. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Mid Cap VIP Fund incurred investment advisory fees equal to $20,302, $79,241 and $127,676, of which $19,945, $30,116 and $22,320 was waived or reimbursed by the Adviser. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Disciplined Value VIP Fund incurred investment advisory fees equal to $19,054, $80,135 and $148,735, respectively of which $19,054, $28,111 and $19,441, respectively was waived or reimbursed by the Adviser.

For the three-year period beginning January 1, 2006, FTAM has contractually undertaken to limit the Funds' annual operating expenses to the indicated levels (expressed as an annual percentage of average daily net assets): Quality Growth VIP Fund - 1.00%; Balanced VIP Fund - 0.95%; Mid Cap VIP Fund - 1.05%; and Disciplined Value VIP Fund - 1.00%.

Portfolio Managers. Steven E. Folker and Sunil M. Reddy share the responsibility for managing the Quality Growth VIP Fund; Martin E. Hargrave and Scott A. Billeadeau share responsibility for managing the Mid Cap VIP Fund; James E. Russell and Daniel C. Popowics share responsibility for managing the equity portion of the Balance VIP Fund and Mitchell L. Stapley and John L. Cassady, III, share responsibility for managing the fixed-income portion of the Balanced VIP Fund; and Denis J. Amato and James R. Kirk share responsibility for managing the Disciplined Value VIP Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of December 31, 2005, information regarding these other accounts is set forth below.

                           OTHER REGISTERED           OTHER POOLED
                         INVESTMENT COMPANIES     INVESTMENT VEHICLES         OTHER ACCOUNTS
                       -----------------------   ---------------------   -----------------------
PORTFOLIO MANAGER      NUMBER    TOTAL ASSETS    NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------      ------   --------------   ------   ------------   ------   --------------
Steven E. Folker          2     $  860,267,445      1      $17,661,214     99     $1,270,171,824

Sunil Reddy               3     $1,018,744,573      1      $ 9,605,941     99     $1,270,171,824

Martin E. Hargrave        2     $  403,100,749      1      $ 9,605,941     37     $  285,802,140

Scott Billeadeau          2     $  403,100,749      1      $ 9,605,941     37     $  285,802,140

Jon Fisher                0     $            0      0      $         0      5     $   40,085,923

Amy Denn                  0     $            0      0      $         0      5     $   40,085,923

Mitchell L. Stapley       1     $   49,517,061      0      $         0      8     $   39,878,274

John L. Cassady, III      1     $  288,056,794      1      $30,855,887     17     $  234,477,266

Teri Bielawski            2     $  614,585,678      2      $32,723,034     18     $  664,580,833

James R. Kirk             2     $  614,585,678      2      $32,723,034     18     $  664,580,833

As of December 31, 2005, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

                             REGISTERED             OTHER POOLED
                        INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                       ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER      NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------      ------   ------------   ------   ------------   ------   ------------
Steven E. Folker          0           0           0           0           0           0

Sunil Reddy               0           0           0           0           0           0

Martin E. Hargrave        0           0           0           0           0           0

Scott Billeadeau          0           0           0           0           0           0

Jon Fisher                0           0           0           0           0           0

Amy Denn                  0           0           0           0           0           0

Mitchell L. Stapley       0           0           0           0           0           0

John L. Cassady, III      0           0           0           0           0           0

Teri Bielawski            0           0           0           0           0           0

James R. Kirk             0           0           0           0           0           0

CONFLICTS OF INTERESTS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FTAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Compensation. Fifth Third Asset Management, Inc. offers investment professionals a compensation plan which includes three distinct elements: base compensation, investment incentive plan (variable comp), and long-term non-cash incentives (stock/option grants).

The majority of the total cash compensation is derived by the investment incentive plan, which could ultimately make up more than half of the investment professionals compensation.

All elements of the plan are formulated on the subjective components of being benchmark oriented and a 2/3rd measure for the 3-year result and on a 1/3rd measure for the 1-year result.

The non-cash incentives are particularly focused on the key investment professionals. Long-term non-cash incentives are used as a retention/discriminatory tool and based on the dynamics for potential wealth creation and vesting parameters facilitates long-term commitment from key investment professionals.

Fifth Third's compensation structure compares favorably to other firms in the industry. The mixture of a base compensation, investment incentive plan and long-term non-cash incentives, allows us to attract the most talented and experienced investment professionals.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of December 31, 2005, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

  PORTFOLIO MANAGER    DOLLAR RANGE
  -----------------    ------------
Steven E. Folker             0
Sunil Reddy                  0
Martin E. Hargrave           0
Scott Billeadeau             0
Amy Denn                     0
Jon Fisher                   0
Mitchell L. Stapley          0
John L. Cassady, III         0
Teri Bielawski               0
James R. Kirk                0

Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for an initial term of up to two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Fund may include descriptions of the Adviser including, but not limited to, (i) descriptions of the Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Adviser's operations.

The Adviser and certain of its affiliates, have entered into arrangements with Jackson National Life Insurance Company and Jackson National Life Distributors, Inc. to pay out of their own assets and at no cost to the Funds, amounts in connection with services provided to the Funds, including, but not limited to, proprietary product development, administrative support, contract owner servicing and marketing support. These arrangements may require, among other things, the Adviser to give

"preferred product" status to all Jackson National Life Insurance Company products and may require the Adviser or its affiliates to reimburse Jackson National Life Insurance Company for certain marketing-related expenses, if sales of proprietary variable annuity contracts developed under these arrangements fail to meet certain enumerated levels. For services provided and expenses, the Adviser is obligated to pay a fee, computed daily and paid quarterly in arrears, at the rate of 0.20%, calculated as a percentage of the average daily net assets of each Fund attributable to Jackson National Life Insurance Company contract values allocated to the Funds.

The Adviser may pay, out of its own assets and at no additional cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds' Shares. For the fiscal year ended December 31, 2005, the Adviser paid $0 to Hartford Life Insurance Co., broker-dealers and other intermediaries out of its own assets for costs associated with these administrative and distribution services.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser. Under this authority, the Adviser is required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser. The Proxy Voting Policies and Procedures also require the Adviser to report annually with respect to all proxies it has received for action. With respect to proxies identified as involving a conflict of interest, the Adviser will submit a report indicating the nature of the conflict and how it was resolved.

Under the Trust Proxy Voting Policies and Procedures, the Board of Trustees will provide the Trust's consent to vote in matters where the Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

The Adviser has implemented written Proxy Policies and Procedures that describe how the Adviser will vote proxies relating to certain proposals. The Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted prudently and in the best interest of their advisory clients for whom they have voting authority, including the Funds, as appropriate.

The Adviser has engaged Institutional Shareholders Service (ISS) to administer the proxy voting policy. The Adviser's Investment Committee reviews and adopts annually the proxy voting recommendations contained in the ISS Proxy Voting Guidelines Summary. The Chief Investment Officer of the Adviser must approve any deviations from these guidelines.

With respect to any proxy vote made on behalf of the Trust that involves a material conflict of interest for the Adviser, the Adviser will refer such proxy vote to the Special Proxy Voting Committee. The Special Proxy Voting Committee is composed exclusively of the independent Trustees of the Board of Trustees of the Funds and will conduct its activities according to the Special Proxy Voting Committee Charter.

On matters of corporate governance, generally ISS will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and, with respect to shareholder proposals, ask a company to submit its poison pill for shareholder ratification.

On matters of capital structure, generally ISS will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to reduce the par value of common stock, and for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

On matters relating to management compensation, generally ISS will vote: for stock incentive plans that provide a dollar-for-dollar cash for stock exchange; and against proposals that would permit retirement plans for nonemployee directors.

On matters relating to corporate transactions, ISS will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. ISS will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. ISS will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if ISS decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though ISS typically votes against such measures in other contexts.

Information on how the Funds voted proxies for the twelve month period ended June 30, 2005, is available without charge (i) from the Funds, upon request by calling 1-800-282-5706; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

The Adviser determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, a Fund, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Unless otherwise directed by the Board of Trustees, allocation of transactions, including their frequency, to various brokers and dealers is determined in good faith by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker or dealer, the Adviser evaluates wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of the Fund's brokerage transactions, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of a Fund. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps the Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, the Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to a Fund. While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for each Fund are made independently from those for the other Funds or any other portfolio, investment company or account managed by the Adviser. Any such other portfolio, investment company or account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Quality Growth VIP Fund paid aggregate brokerage commissions equal to $7,702, $27,200 and $40,704, respectively. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Balanced VIP Fund paid aggregate brokerage commissions equal to $1,915, $2,659 and $2,817, respectively. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Mid Cap VIP Fund paid aggregate brokerage commissions equal to $13,151, $25,868 and $27,376, respectively. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Disciplined Value VIP Fund paid aggregate brokerage commissions equal to $8,044, $15,319 and $18,210.

For the fiscal year ended December 31, 2005, the Adviser may have directed brokerage transactions to brokers because of research services provided ("research commission transactions"). For the Quality Growth VIP Fund, $35,430 of commissions was paid on $33,380,522 of research commission transactions, for Balanced VIP Fund, $2,620 commissions was paid on $2,487,751 of research commission transactions, for Mid Cap VIP Fund $25,646 of commissions was paid on $18,064,661 in research commissions transactions, and for Disciplined Value VIP Fund $18,210.00 of commissions was paid on $13,216,740 of research commission transactions.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Investment Advisory Agreements without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with the Adviser and consider taking all action necessary in the circumstances, which could include recommending to

Shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Funds be liquidated.

ADMINISTRATOR

BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated March 1, 1999 (the "Administration Agreement"). Prior to that date, BISYS served as general manager and administrator to the Trust. The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by BISYS Ohio as fund accountant and dividend disbursing agent, and by the Trust's custodians). The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Adviser under the Investment Advisory Agreement, by the other investment advisors of the Trust's portfolios, by the fund accountant and dividend disbursing agent, and by the Trust's custodians. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) a fee calculated at the annual rate of 0.045% of each Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon by the Trust and the Administrator. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Quality Growth VIP Fund incurred administration fees equal to $2,176, $5,326 and $8,064, respectively, of which $1,451, $3,551 and $5,376, respectively, was waived or reimbursed by BISYS Ohio. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Balanced VIP Fund incurred administration fees equal to $545, $775 and $884, respectively, of which $363, $517 and $589, respectively, was waived or reimbursed by BISYS Ohio. For the period from July 15, 2002 (commencement of operations) through December 31, 2002 and for fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Mid Cap VIP Fund incurred administration fees equal to $1,142, $4,457 and $7,182, respectively, of which $761, $2,972 and $4,788, respectively was waived or reimbursed by BISYS Ohio. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31,

2005, the Disciplined Value VIP Fund incurred administration fees equal to $1,072, $4,508 and $8,367, respectively, of which $715, $3,005 and $5,577, respectively, was waived or reimbursed by BISYS Ohio.

The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

EXPENSES

The Adviser and the Administrator each bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds. The Funds will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

DISTRIBUTOR

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). As a distributor, BISYS acts as agent for the Funds in the distribution of their Shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Funds. Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement automatically terminates in the event of any assignment, as defined in the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES

Fifth Third Bank has been retained, pursuant to a Custodian Agreement, to act as custodian for the Funds. Fifth Third Bank's address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; pays all expenses of each Fund; and receives and pays out cash for purchases and redemptions of shares of each Fund and pays out cash if requested for dividends on shares of each Fund. Under the Custodian Agreement, each Fund has agreed to pay the Custodian for furnishing custodian services a fee for certain administration and transaction charges and out-of-pocket expenses.

BISYS Ohio serves as transfer agent and dividend disbursing agent for the Trust pursuant to an agreement dated as of March 1, 1999. Under this agreement, BISYS Ohio performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Ohio provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated March 1, 1999. Under the Fund Accounting Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the custodian, affirmation to the custodian of portfolio trades and cash settlements, verification and reconciliation with the custodian of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

BISYS Ohio receives an annual fee per Variable Contract Owner account, subject to certain base fees, for its services as transfer agent and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of the Fund's average daily net assets or $30,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP, 100 East Broad Street, Suite 2100, Columbus, OH, serves as independent registered public accounting firm for the Funds. Its services comprise auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006, is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

CODES OF ETHICS

The Trust, the Adviser, and BISYS each have adopted a code of ethics, under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes will be effective in preventing such activities.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust that was organized on July 20, 1994. Prior to the date of this SAI, the Trust was named "Variable Insurance Funds." The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has multiple series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

As used in the Funds' Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

PRINCIPAL SHAREHOLDERS

As of April 3, 2006, Hartford Life Insurance owned 67.09% and Jackson National Life Insurance owned 32.91% of the outstanding Shares of the Balanced VIP Fund, 65.80% and 34.20%,
respectively of the outstanding Shares of the Disciplined Value VIP Fund, 79.63% and 20.37%, respectively of the outstanding Shares of the Mid Cap VIP Fund, and 67.61% and 32.39%, respectively of the outstanding Shares of the Quality Growth VIP Fund and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of these Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

ADDITIONAL TAX INFORMATION

The following discussion summarizes certain U.S. federal tax considerations concerning an investment in a Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Fund.

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains.

To qualify to be taxed as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year
(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund may be required to distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,
(ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. The excise tax generally does not apply to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Funds believe they are not subject to the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For purposes of these diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Fund (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income, "the income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Fund.

The Treasury Department has issued and has announced that it will issue further regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any future regulations or rulings.

In the event that any future rules or regulations are adopted, there can be no assurance that a given Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. A Fund's investment objective and the investment policies of a Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of the Fund.

If a Fund invests in shares of a passive foreign investment company, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. A Fund may, however, be able to elect alternative tax treatment for such investments that would avoid this unfavorable result.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders.

Hedging Transactions

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts.

Other Taxes

Distributions may also be subject to additional state, foreign and local taxes, depending on each Shareholder's situation. Shareholders (such as Separate Accounts) are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PERFORMANCE INFORMATION

Each Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Yields of the Funds are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to a Fund. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objective and policies of the Funds.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All totals return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid.

Performance information for the Funds may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Inc., the Russell 2000 Index, the Russell Midcap Growth Index, the Consumer Price Index, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Morningstar, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Variable Contract Owners.

Each Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Funds will not take into account charges and deductions against a Separate Account to which the Funds' Shares are sold or charges and deductions against the Variable Contracts. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Variable Contracts. Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

MISCELLANEOUS

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

                              FINANCIAL STATEMENTS

Financial statements for the Trust with respect to the Quality Growth VIP Fund, Balanced VIP Fund, Mid Cap VIP Fund, and Disciplined Value VIP Fund as of December 31, 2005 for its fiscal years then ended, including notes thereto and the report of PricewaterhouseCoopers LLP thereon dated February 17, 2006, are incorporated by reference from the Trust's 2005 Annual Reports filed on Form N-CSR. For periods ended on or before December 31, 2001, the financial information was audited by other independent auditors. A copy of the reports delivered with this SAI should be retained for future reference.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its bond ratings are listed as follows: AAA - judged to be the best quality and they carry the smallest degree of investment risk; AA - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; CAA - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; CA - speculative in a high degree, often in default; C
- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its bond ratings are listed as follows:
AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     Excerpts from Moody's commercial paper ratings are listed as follows: PRIME
- 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME - issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

     INVESTMENT GRADE RATINGS: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D
- in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                                       2